Exhibit 32.1

CERTIFICATIONS PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Energy Conversion Devices, Inc. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert C. Stempel, Chief Executive Officer of the Company, and Stephan W. Zumsteg, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that based on his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert C. Stempel

Robert C. Stempel

Chief Executive Officer

January 4, 2006

/s/ Stephan W. Zumsteg

Stephan W. Zumsteg

Chief Financial Officer

January 4, 2006